Exhibit 10.1

Fourth Amendment
to
Second Restated Credit Agreement

This FOURTH AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 19, 2018, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY, an Arizona insurance corporation (“HIC”) (hereinafter, HIC and AHIC collectively referred to as “L/C RIC”), and FROST BANK, a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into (i) the Second Restated Credit Agreement dated as of June 30, 2015 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”) and (ii) the Revolving Facility B Agreement dated as of December 17, 2015, as amended.

Borrower has requested an amendment to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Fourth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1       Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1       Amendments to Credit Agreement Section 1.1.

(a)       The definition of “Revolving Loan Maturity Date” is amended by deleting “2018” and substituting “2020” in lieu thereof.

(b)       The definition of “Revolving Facility L/C Commitment Expiration Date” is amended by deleting “2018” and substituting “2020” in lieu thereof.

2.2       Amendment to Credit Agreement Section 3.1(b)(ii). Credit Agreement Section 3.1(b)(ii) is amended by deleting “2018” and substituting “2020” in lieu thereof.

ARTICLE III

Conditions Precedent

3.1       Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

(a)       Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)       Fourth Amendment. This Fourth Amendment executed by Borrower, each L/C RIC and Lender.

(ii)       Tenth Restated Note. The Tenth Restated Revolving Promissory Note, in the form of Exhibit A hereto, executed by Borrower.

(iii)       Good Standing. (A) An original certificate or certificates of good standing, existence and qualification as to Borrower issued by the appropriate authority or authorities of the States of Nevada and Texas, (B) a copy of the Certificate of Authority of AHIC issued by the Commissioner of Insurance, Texas Department of Insurance, and (C) a copy of the Authorization and Deposit Certificate of HIC, issued by the Arizona Department of Insurance, each such certificate to be certified as of a date acceptable to Lender.

(iv)       Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Fourth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(v)       Form U-1. Federal Reserve System Form U-1, appropriately completed and executed by Borrower.

(vi)       Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)       No Default. No Default or Event of Default shall exist either before giving effect to this Fourth Amendment or after giving effect to this Fourth Amendment.

(c)       Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(d)       Representations and Warranties.

(i)       All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Fourth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)       All of the representations and warranties contained in Article V hereof shall be true and correct on and as of the date hereof.

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(e)       Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1 hereof, this Fourth Amendment shall be effective as of June 19, 2018.

3.2       Post-Closing Conditions. If any document described in Section 3.1(a)(iii) cannot be delivered to Lender on or before June 19, 2018, as a result of delays of the applicable Governmental Authority (and not as a result of an Obligor’s failure to be in good standing), Borrower shall cause such document to be delivered to Lender not later than August 15, 2018.

ARTICLE IV

Ratification

4.1       Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor (a) agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms and (b) ratifies and affirms its obligations under each Loan Document to which it is a party.

ARTICLE V

Representations and Warranties

5.1       Representations and Warranties of All Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (after giving effect to this Fourth Amendment), except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before giving effect to this Fourth Amendment or shall exist after giving effect to this Fourth Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

5.2       Representations and Warranties of Borrower. Reference is made to the Certificate of Corporate Resolutions and Organizational Documents of Borrower dated June 30, 2015 (the “Borrower Certificate”). Borrower hereby represents and warrants to Lender that (a) the resolutions that are attached as Exhibit A to the Borrower Certificate are in full force and effect and have not been amended or modified in any way, (b) the Articles of Incorporation of Borrower that are attached as Exhibit C to the Borrower Certificate have not been amended, modified or restated in any way and are the Articles of Incorporation of Borrower on the date hereof, (c) the officers listed in the Borrower Certificate (other than Cecil Wise and Kevin Kasitz) remain duly elected, qualified and serving officers of Borrower and hold the same offices listed in the Borrower Certificate, (d) all franchise and other taxes required to maintain Borrower’s corporate existence have been paid when due and no such taxes are delinquent; (e) no proceedings are pending for the forfeiture of Borrower’s Articles of Incorporation or Borrower’s dissolution, voluntary or involuntary; (f) Borrower is duly qualified to do business in the States of Nevada and Texas and is in good standing in such states; (f) Borrower is not required to qualify to do business in any other state; and (h) no consents, licenses or approvals are required in connection with the execution, delivery and performance by Borrower or the validity against Borrower of this Fourth Amendment. Borrower hereby represents and warrants to Lender that attached as Exhibit B is a true and correct copy of the Bylaws of Corporation, to which no amendment or modification has been made.

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5.3       Representations and Warranties of AHIC. Reference is made to the Certificate of Corporate Resolutions and Organizational Documents of AHIC dated June 30, 2015 (the “AHIC Certificate”). AHIC hereby represents and warrants to Lender that (a) the resolutions that are attached as Exhibit A to the AHIC Certificate are in full force and effect and have not been amended or modified in any way, (b) the Bylaws of AHIC that are attached as Exhibit B to the AHIC Certificate have not been amended, modified or restated in any way and are the Bylaws of AHIC on the date hereof, (c) the Articles of Incorporation of AHIC that are attached as Exhibit C to the AHIC Certificate have not been amended, modified or restated in any way and are the Articles of Incorporation of AHIC on the date hereof, (d) the officers listed in the AHIC Certificate (other than Cecil Wise and Kevin Kasitz) remain duly elected, qualified and serving officers of AHIC and hold the same offices listed in the AHIC Certificate, (e) all franchise and other taxes required to maintain AHIC’s corporate existence have been paid when due and no such taxes are delinquent; (f) no proceedings are pending for the forfeiture of AHIC’s Articles of Incorporation or AHIC’s dissolution, voluntary or involuntary; (g) AHIC is duly qualified to do business in the State of Texas and in each other state in which it does business; (h) AHIC is not required to qualify to do business in any other state; and (i) no consents, licenses or approvals are required in connection with the execution, delivery and performance by AHIC or the validity against AHIC of this Fourth Amendment.

5.4       Representations and Warranties of HIC. Reference is made to the Certificate of Corporate Resolutions and Organizational Documents of HIC dated June 30, 2015 (the “HIC Certificate”). HIC hereby represents and warrants to Lender that (a) the resolutions that are attached as Exhibit A to the HIC Certificate are in full force and effect and have not been amended or modified in any way, (b) the Bylaws of HIC that are attached as Exhibit B to the HIC Certificate have not been amended, modified or restated in any way and are the Bylaws of HIC on the date hereof, (c) the Articles of Incorporation of HIC that are attached as Exhibit C to the HIC Certificate have not been amended, modified or restated in any way and are the Articles of Incorporation of HIC on the date hereof, (d) the officers listed in the HIC Certificate (other than Cecil Wise, Kevin Kasitz and James Damonte) remain duly elected, qualified and serving officers of HIC and hold the same offices listed in the HIC Certificate, (e) all franchise and other taxes required to maintain HIC’s corporate existence have been paid when due and no such taxes are delinquent; (f) no proceedings are pending for the forfeiture of HIC’s Articles of Incorporation or HIC’s dissolution, voluntary or involuntary; (g) HIC is duly qualified to do business in the State of Arizona and in each other state in which it does business; (h) HIC is not required to qualify to do business in any other state; and (i) no consents, licenses or approvals are required in connection with the execution, delivery and performance by HIC or the validity against HIC of this Fourth Amendment.

ARTICLE VI

Miscellaneous

6.1       Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2       Severability. The provisions of this Fourth Amendment are intended to be severable. If for any reason any provision of this Fourth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

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6.3       Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

6.4       GOVERNING LAW. THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND AHIC, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. AHIC, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5       ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.
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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.,
a Nevada corporation

By:
Jeffrey R. Passmore
Senior Vice President

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY
OF TEXAS, a Texas insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

HALLMARK INSURANCE COMPANY (formerly
known as Phoenix Indemnity Insurance Company), an
Arizona insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

Fourth Amendment to Second Restated Credit Agreement – Signature Page

LENDER:	FROST BANK, a Texas state bank

By:
Jerry Colwell
Senior Vice President

Fourth Amendment to Second Restated Credit Agreement – Signature Page

Exhibit A

Tenth Restated Revolving Promissory Note

Exhibit A

Exhibit B

Bylaws of Hallmark Financial Services, Inc.

Exhibit B